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                                                               Exhibit No. 23.01

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-71462, 333-05253, 333-15191, 333-61997, and 333-33928) of our
report dated March 27, 2000, with respect to the consolidated financial statements and schedule of Occupational Health + Rehabilitation Inc included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 27, 2001

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